Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 7,655.00
Total Fee Amount	7,655.00
Total Transaction Valuation	50,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00